Exhibit 10.17
AMENDMENT
This AMENDMENT (the “Amendment”) is executed and entered into this 26th day of February, 2010, among Dr Pepper Snapple Group, Inc., DPS Holdings Inc. (collectively the “Company”) and John O. Stewart.
WITNESSETH:
WHEREAS, Mr. Stewart and the Company are parties to that certain letter agreement, dated October 26, 2009, regarding the terms and conditions of Mr. Stewart’s separation from the Company (the “Separation Agreement’); and
WHEREAS, Mr. Stewart and the Company wish to amend the Separation Agreement to change the date that Mr. Stewart’s employment with the Company will cease.
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and confessed, the parties hereto agree as follows:
Amendments.
The following amendments are hereby made to the Separation Agreement:
1.	The Date of Separation section is hereby amended to change the date that Mr. Stewart’s employment with the Company will cease from March 31, 2010 to May 21, 2010 and all references to March 31, 2010 in such section are hereby changed to May 21, 2010.

2.	The Equity Awards section is hereby amended to change the date that the vested stock options under the Award Agreements must be exercised from July 31, 2010 to August 19, 2010.

3.	The Retention Bonus section is hereby amended to change (i) the date that the remaining unvested stock options granted on May 7, 2008 will fully vest from March 31, 2010 to May 21, 2010, (ii) the date that such vested stock options must be exercised from July 31, 2010 to August 19, 2010, and (iii) add the following performance requirement to those enumerated in the last paragraph of this section — “provide support in preparing the Form 10-Q for the quarterly period ending March 31, 2010”, which shall also be included as a Retention Bonus Condition.

4.	Exhibit I is hereby deleted in its entirety and replaced with the attached First Amended Exhibit I.
Miscellaneous.
          Unless otherwise provided, all defined terms used herein shall have the same meaning as are ascribed to them in the Separation Agreement. All other terms and conditions contained in the Separation Agreement shall remain unchanged and in full force and effect, except by necessary implication.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

Dr Pepper Snapple Group, Inc.

By:

Name:	Larry D. Young	John O. Stewart
Title:	President & Chief Executive Officer

DPS Holdings, Inc.

By:

Name:	Larry D. Young
Title:	President

FIRST AMENDED EXHIBIT I
Equity Awards
For specific information regarding your equity grants, please see the table below:
Stock Options

				Exercisable
				or to
			Exercise	become			Window to
Grant Date	Plan	Number	Price	Exercisable	Vest Date	Status	Exercise

7-May-2008*	DPS08	76,892	$25.36	25,632	7-May-2009	Vested	19-Aug- 2010
				25,630	7-May-2010	Vested	19-Aug- 2010
				982	21-May-2010	**
	Retention Bonus			24,648	21-May-2010	***	19-Aug- 2010
2-Mar-2009	DPS08	75,583	$13.48	25,195	2-Mar-2010	****	19-Aug- 2010
				5,493	21-May-2010	**	19-Aug- 2010
DPS Restricted Stock Units (RSU)

Grant Date	Plan	Number	Grant Price	To be Vested	Vest Date	Status

7-May-2008*	DPS08	23,659	—	16,075	21-May -2010	**
	Retention Bonus			7,584	21-May -2010	***
2-Mar-2009	DPS08	46,735	—	18,975	21-May -2010	**

*	Founder’s grant made on date of demerger.

**	Represents prorata portion of options and RSU’s that vest as of May 21, 2010. In the case of options it represents only the number of options from and after the last vesting date that will vest on May 21, 2010.

***	Remaining unvested options and RSU’s (that would have otherwise terminated on your Date of Separation) will vest on Date of Separation if the Retention Bonus Conditions are satisfied.

****	Employment is required on March 2, 2010 for the first one third of the total option grant to vest.

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